Consolidated Balance Sheets (Parenthetical) - $ / shares	Sep. 30, 2024	Dec. 31, 2023
Common Stock, Par or Stated Value Per Share	$ 0.001	$ 0.001
Common Stock, Shares Authorized	3,000,000,000	3,000,000,000
Common Stock, Shares, Outstanding	1,999,660	14,012
Series B Preferred Stock [Member]
Preferred Stock, Par or Stated Value Per Share		$ 0.10
Preferred Stock, Shares Authorized	1,000,000	1,000,000
Preferred Stock, Shares Outstanding	130,000	10,000